Exhibit 10.6

                          SCHEDULE TO FORM OF OPEN-END
                      MORTGAGE, ASSIGNMENT OF RENTS, LEASES
                                  AND SECURITY


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
Mortgager                  Mortgager's               Real Property
                           Mailing Address           Location

Balanced Care at           164 Schiebel Road         164 Schiebel Road
Butler, Inc. d/b/a         Clearfield Township       Butler, PA  16001
Outlook Pointe             Butler, PA 16001          Clearfield Township
Keepsakes at Butler                                  Butler County


BCC at Darlington,         498 Lisbon Road           498 Lisbon Road
Inc. d/b/a Outlook         Darlington, PA 16115      Darlington, PA 16115
Pointe Commons at                                    Beaver County
South Beaver

Balanced Care at           120 Elliot Road           120 Elliot Road
Sarver, Inc. d/b/a         Sarver, PA  16055         Sarver, PA  16055
Outlook Pointe                                       Butler County
Commons at Sarver

Balanced Care at           Box 340, Route 1          Box 340, Route 1
Eyers Grove, Inc.          Millville, PA  17846      Eyersgrove
                                                     Millville, PA  17846
                                                     Butler County
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